December 31, 2000



Rampart  Capital  Corporation, et al.
                               -----
700  Louisiana,  Suite  2540
Houston,  Texas  77002

Re: NINTH AMENDMENT TO LOAN AGREEMENT (Ninth Amendment) dated as of December 31, 2000, by and between Southwest Bank of Texas N.A. and Rampart Capital Corporation, et. al.
                  ------

Gentlemen:

     This Ninth Amendment is made and entered into as of the date above between SOUTHWEST BANK OF TEXAS N.A. ("Bank") and Borrower (hereinafter defined) to evidence the parties' agreement to modify and amend the existing Loan Agreement, as last amended by Eighth Amendment to Loan Agreement dated effective as of April 30, 2000 (all capitalized terms which are defined in the Loan Agreement, as amended, shall have the same meaning herein, unless expressly modified hereby).

     Borrower has requested that the Loan Agreement be modified and the Bank has agreed to such modifications upon the terms set forth herein. For sufficient consideration, the parties hereby agree that the Loan Agreement is modified to the extent required to accomplish the intent of the specific modifications of this Ninth Amendment.

     The term "Borrower" is hereby defined to include the following entities, jointly and severally, RAMPART CAPITAL CORPORATION, a Texas corporation ("RCC");
                                                                          ---
RAMPART SERVICES CORPORATION, L.L.C. (formerly Rampart Services Corporation, a Texas corporation which was formerly Rampart Facilities Corporation, a Texas corporation), a Texas limited liability company ("RSC"); RAMPART VENTURES CORPORATION, L.L.C., a Texas limited liability company; RAMPART ACQUISITION
CORPORATION, L.L.C., a Texas limited liability company; RAMPART PROPERTIES, L.L.C. (formerly Rampart Properties Corporation, a Nevada corporation), a Nevada limited liability company; IGBAF, L.L.C. (formerly IGBAF, Inc., a Texas corporation), a Texas limited liability company; IGBF, L.L.C. (formerly IGBF, Inc., a Texas corporation), a Texas limited liability company; NEWPORT FUND, L.L.C. (formed by merging Newport Fund Corporation, an Oklahoma corporation, into Newport Capital, L.L.C. with the latter being the surviving entity and thereafter the name being changed), an Oklahoma limited liability company
("NFC");  LEISSNER'S,  INC.,  a  Texas  corporation;

Rampart Capital Corporation
April 30, 2000
Page 2


RAMPART NEWPORT CORPORATION, L.L.C. (formerly Rampart Newport Corporation, a Texas corporation), a Texas limited liability company; SOURCEONE CAPITAL GROUP, L.L.C., a Nevada limited liability company; and RAMPART ALLIANCE CORPORATION, a Texas corporation ("RAC"); provided, however, as to filings with the Bank and compliance issues under the Loan Agreement, RSC shall replace RCC as the entity primarily responsible for confirming to the Bank all compliance matters under the Loan Agreement unless otherwise agreed to in writing by the Bank, and future references to this Loan shall refer to "Rampart Services Corporation, L.L.C., et al.".

     This Ninth Amendment modifies the Loan Agreement to accomplish the following:

     1.   The  addition  of  RAC  and  NFC  as  a  Borrower,  respectively;

     2. The term "Note" shall be that certain promissory note of even date herewith from Borrower to the Bank in the face amount of $5,000,000 due and payable on or before March 31, 2001.

     3. Recognize the conversion of corporate Borrowers into limited liability companies; and

     4. Except for the addition of RAC and NFC, each as a Borrower; and the conversion of RSC as the Borrower primarily responsible for reporting on behalf of each Borrower; and the extension of the maturity date of the Note, the Loan Agreement is not modified or amended; provided, however, the Borrower shall provide the Bank with instruments reasonably required by the Bank to evidence the extension of all liens and security interests in favor of the Bank securing the Loan.

     To the extent that the terms and provisions of the Loan Agreement require modification to accomplish the specific terms set forth above, the parties agree that they shall cooperate to permit advances upon the terms set forth above.

     The representations and warranties of Borrower contained in the Loan Agreement and the other Security Instruments and otherwise made in writing by or on behalf of the Borrower pursuant

Rampart Capital Corporation
April  30,  2000
Page  3


to the Loan Agreement and the other Security Instruments were true and correct when made, and are true and correct in all material respects at and as of the time of delivery of this Ninth Amendment.

     Borrower has performed and complied with all Loan Agreements and conditions contained in the Loan Agreement and the Security Instruments required to be performed or complied with by Borrower prior to or at the time of delivery of this Ninth Amendment.

     There exists, and after giving effect to this Ninth Amendment will exist, no default or Event of Default, or any condition, or act which constitutes, or with notice or lapse of time (or both) would constitute an Event of Default under any loan agreement, note agreement, or trust indenture to which the Borrower is a party, including without limitation, the Loan Agreement, the Note and the Security Instruments, to the knowledge of the parties hereto.

     Nothing in this Ninth Amendment is intended to amend any of the representations or warranties contained in the Loan Agreement.

     Borrower represents that this is a commercial, business and/or investment transaction and that the proceeds of the Note have not and will not be used for personal, family, household or residential purposes; that all disclosures, if any, required by law have been received by Borrower prior to the execution hereof; and requests that Bank rely upon this representation, and the Bank has relied upon the representations and warranties contained in this Ninth Amendment in agreeing to the amendments and supplements to the Loan Agreement set forth herein.

     Except as otherwise expressly provided herein, the Loan Agreement, the Security Instruments, the Note and the other instruments and agreements referred to therein are not amended, modified or affected by this Ninth Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Loan Agreement are herein ratified and confined and shall remain in full force and effect.

     On and after the date on which this Ninth Amendment becomes effective, the terms, "this Loan Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Loan Agreement shall, except where the context otherwise requires, refer to the Loan Agreement, as amended by this Ninth Amendment.

Rampart Capital Corporation
April  30,  2000
Page  4


     This Ninth Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

     It is understood between the parties hereto that Borrower shall provide Bank, at Borrower's expense, all other reports, further agreements and instruments, title policies, surveys, and other documentation as reasonably requested during the term of the Note, so as to preserve, protect and perfect, or maintain the perfection, of all liens created by the instruments securing payment of the Note or other required documentation so that Bank shall have all documentation necessary to comply with Bank's internal lending policies and that documentation required by any applicable regulatory agency/authority.

     All  notices  to  Borrower  shall  be  sent to the address set forth above.

     All the parties executing this Ninth Amendment on behalf of Borrower represent that the representations and statements in the respective Officer's Certificates furnished to the Bank for the Eighth Amendment are in full force and effect through the date hereof and are by this reference restated and confirmed in full as though set forth in full herein by the undersigned officers.

     NOTICE  TO OBLIGORS: THIS DOCUMENT AND ALL OTHER DOCUMENTS RELATING TO THIS
     -------------------
LOAN CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES TO THIS LOAN. THE TERM "PARTIES" INCLUDES THE UNDERSIGNED PERSONS AND ENTITIES. THE TERM "LOAN" INCLUDES THIS AGREEMENT AND THE DOCUMENTS REFERENCED HEREIN.

Rampart Capital Corporation
April 30, 2000
Page 5


     IN WITNESS WHEREOF, the parties hereto have caused this Ninth Amendment to be executed on the date first set forth above but in all respects effective as of December 31, 1999.

BORROWER:                                  RAMPART CAPITAL CORPORATION
--------

                                           By:  /s/  J.H.  Carpenter
                                              ----------------------------------
                                                  J.H.  Carpenter
                                                  President

                                           RAMPART SERVICES CORPORATION, L.L.C.

                                           By:  /s/  J.H.  Carpenter
                                              ----------------------------------
                                                  J.H.  Carpenter, Manager

                                            By:  /s/  C.W.  Janke
                                               ---------------------------------
                                                    C.W. Janke, Manager


                                            RAMPART VENTURES CORPORATION, L.L.C.

                                            By:  /s/  C.W.  Janke
                                               ---------------------------------
                                               Charles W. Janke, Managing Member

                                         RAMPART ACQUISITION CORPORATION, L.L.C.

                                            By:  /s/  C.W.  Janke
                                               ---------------------------------
                                               Charles W. Janke, Managing Member

Rampart  Capital
April  30,  2000
Page  6


                                           RAMPART  PROPERTIES,  L.L.C.

                                           By:  /s/  J.H.  Carpenter
                                              ----------------------------------
                                                J.H.  Carpenter,  Manager

                                            By:  /s/  C.W.  Janke
                                               ---------------------------------
                                                C.W.  Janke,  Manager


                                           IGBAF,  L.L.C.

                                           By:  /s/  J.H.  Carpenter
                                              ----------------------------------
                                                J.H. Carpenter, Member & Manager


                                           IGBF,  L.L.C.

                                           By:  /s/  J.H.  Carpenter
                                              ----------------------------------
                                                J.H. Carpenter, Member & Manager


                                           NEWPORT  FUND,  L.L.C

                                           By:  /s/  J.H.  Carpenter
                                              ----------------------------------
                                                J.H.  Carpenter,  Manager

                                            By:  /s/  C.W.  Janke
                                               ---------------------------------
                                                C.W.  Janke,  Manager

Rampart Capital Corporation
April 30, 2000
Page 7


                                           LEISSNER'S INC., a Texas corporation

                                           By:  /s/  J.H.  Carpenter
                                              ----------------------------------
                                                  J.H.  Carpenter, President


                                           RAMPART NEWPORT CORPORATION, L.L.C.

                                           By:  /s/  J.H.  Carpenter
                                              ----------------------------------
                                                  J.H. Carpenter, Manager

                                            By:  /s/  C.W.  Janke
                                               ---------------------------------
                                                    C.W. Janke, Manager



                                           SOURCEONE  CAPITAL  GROUP,  L.L.C.

                                           By:    Rampart  Properties,  L.L.C.,
                                                  Its  Manager

                                           By:  /s/  J.H.  Carpenter
                                              ----------------------------------
                                                J.H. Carpenter, Member & Manager



                                          RAMPART  ALLIANCE  CORPORATION,
                                          a  Texas  corporation

                                           By:  /s/  J.H.  Carpenter
                                              ----------------------------------
                                                  J.H.  Carpenter, President

Rampart  Capital  Corporation
April  30,  2000
Page  8


BANK:                                        SOUTHWEST BANK OF TEXAS N.A.
-----

                                             By:  /s/ Michael  R.  Adams
                                                --------------------------------
                                                      Michael  R.  Adams
                                                      Vice  President

ATTACHMENTS:  NONE


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